Exhibit (s)

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that FRANK L. BOWMAN, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 17, 2010

/s/ Frank L. Bowman
Frank L. Bowman

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 17th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Frank L. Bowman, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

2

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that MICHAEL BOZIC, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Michael Bozic
Michael Bozic

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael Bozic, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(6)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(7)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(8)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

2

(9)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(10)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that KATHLEEN A. DENNIS, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Kathleen A. Dennis
Kathleen A. Dennis

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Kathleen A. Dennis, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(11)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(12)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(13)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(14)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(15)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*    *    *

KNOW ALL MEN BY THESE PRESENTS, that JAMES F. HIGGINS, whose signature appears below, constitutes and appoints Randy Takian, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ James F. Higgins
James F. Higgins

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared James F. Higgins, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*    *    *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(16)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(17)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(18)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(19)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(20)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Randy Takian, Stefanie V. Chang Yu and Mary E. Mullin, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Randy Takian	03/18/2010	/s/ Stefanie V. Chang Yu	03/18/2010
Randy Takian	Date	Stefanie V. Chang Yu	Date

/s/ Mary E. Mullin	03/18/2010
Mary E. Mullin	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Randy Takian, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Stefanie V. Chang Yu, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mary Mullin, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that MANUEL H. JOHNSON, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Manuel H. Johnson
Manuel H. Johnson

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Manuel H. Johnson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*    *    *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(21)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(22)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(23)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(24)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(25)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*    *    *

KNOW ALL MEN BY THESE PRESENTS, that JOSEPH J. KEARNS, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Joseph J. Kearns
Joseph J. Kearns

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Joseph J. Kearns, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(26)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(27)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(28)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(29)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(30)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/18/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that MICHAEL F. KLEIN, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Michael F. Klein
Michael F. Klein

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael F. Klein, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(31)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(32)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(33)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(34)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(35)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that MICHAEL E. NUGENT, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Michael E. Nugent
Michael E. Nugent

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael E. Nugent, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(36)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(37)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(38)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(39)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(40)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name:	Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that W. ALLEN REED, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ W. Allen Reed
W. Allen Reed

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared W. Allen Reed, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(41)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(42)	avoid conflicts that would impair your ability to act in the principal’s best interest;

2

(43)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(44)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(45)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/17/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/19/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

3

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

4

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*     *     *

KNOW ALL MEN BY THESE PRESENTS, that FERGUS REID, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 31, 2010 through June 30, 2010.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL. THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Dated: March 18, 2010

/s/ Fergus Reid
Fergus Reid

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 18th day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Fergus Reid, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Jonn W. Plerchee
Notary Public

Printed Name: Jonn W. Plerchee

My Commission Expires: 09/16/2010

*     *     *

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(46)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(47)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(48)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(49)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(50)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Carl Frischling, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Carl Frischling	03/22/2010	/s/ Susan Penry-Williams	03/22/2010
Carl Frischling	Date	Susan Penry-Williams	Date

/s/ Mark Parise	03/18/2010
Mark Parise	Date

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Carl Frischling, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 23rd day of March in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

/s/ Linda Fraser
Notary Public

Printed Name: Linda Fraser

My Commission Expires: 08/31/2010

APPENDIX A

Morgan Stanley Balanced Fund	Post-Effective Amendment Nos. 20, 21 and 22 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	Post-Effective Amendment Nos. 26, 27 and 28 to Form N-1A
Morgan Stanley California Tax-Free Income Fund	Post-Effective Amendment Nos. 32, 33 and 34 to Form N-1A
Morgan Stanley Dividend Growth Securities Inc.	Post-Effective Amendment Nos. 36, 37 and 38 to Form N-1A
Morgan Stanley Focus Growth Fund	Post-Effective Amendment Nos. 38, 39 and 40 to Form N-1A
Morgan Stanley Global Dividend Growth Securities	Post-Effective Amendment Nos. 23, 24 and 25 to Form N-1A
Morgan Stanley Global Infrastructure Fund	Post-Effective Amendment Nos. 35, 36 and 37 to Form N-1A
Morgan Stanley Institutional Fund Trust	Post-Effective Amendment Nos. 91, 92 and 93 to Form N-1A
Morgan Stanley Institutional Fund, Inc.	Post-Effective Amendment Nos. 84, 85 and 86 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust	Post-Effective Amendment Nos. 26, 27 and 28 to Form N-1A
Morgan Stanley New York Tax-Free Income Fund	Post-Effective Amendment Nos. 31, 32 and 33 to Form N-1A
Morgan Stanley Select Dimensions Investment Series	Post-Effective Amendment Nos. 29, 30 and 31 to Form N-1A
Morgan Stanley Small-Mid Special Value Fund	Post-Effective Amendment Nos. 12, 13 and 14 to Form N-1A
Morgan Stanley Special Growth Fund	Post-Effective Amendment Nos. 23, 24 and 25 to Form N-1A
Morgan Stanley Tax-Exempt Securities Trust	Post-Effective Amendment Nos. 36, 37 and 38 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	Post-Effective Amendment Nos. 38, 39 and 40 to Form N-1A
Morgan Stanley Technology Fund	Post-Effective Amendment Nos. 20, 21 and 22 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	Post-Effective Amendment Nos. 33, 34 and 35 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	Post-Effective Amendment Nos. 33, 34 and 35 to Form N-1A
Morgan Stanley Variable Investment Series	Post-Effective Amendment Nos. 47, 48 and 49 to Form N-1A
The Universal Institutional Funds, Inc.	Post-Effective Amendment Nos. 35, 36 and 37 to Form N-1A
Morgan Stanley Institutional Fund of Hedge Funds LP	Amendment Nos. 9, 10 and 11 to Form N-2
Morgan Stanley Global Long/Short Fund A	Post-Effective Amendment Nos. 4, 5 and 6 to Form N-2
Morgan Stanley Global Long/Short Fund P	Post-Effective Amendment Nos. 4, 5 and 6 to Form N-2
Alternative Investment Partners Absolute Return Fund	Post-Effective Amendment Nos. 11, 12 and 13 to Form N-2

Alternative Investment Partners Absolute Return Fund STS	Post-Effective Amendment Nos. 12, 13 and 14 to Form N-2

Alternative Investment Partners Absolute Return Fund II A	Post-Effective Amendment Nos. 4, 5 and 6 to Form N-2
Alternative Investment Partners Absolute Return Fund II P	Post-Effective Amendment Nos. 4, 5 and 6 to Form N-2